Exhibit 99.1

PRESS RELEASE

Curis Appoints John A. Hohneker, M.D. to Board of Directors

LEXINGTON, Mass., December 6, 2021 /PRNewswire/ — Curis, Inc. (NASDAQ: CRIS), a biotechnology company focused on the development of innovative therapeutics for the treatment of cancer, today announced the appointment of John A. Hohneker, M.D. to its Board of Directors.

Dr. Hohneker brings 30 years of drug development and leadership experience within the biotech and pharmaceutical industries. He most recently served as President and CEO of Anokion SA. Prior to Anokion, he was President of Research and Development at FORMA Therapeutics Inc., where he guided the company’s transition from a discovery-stage biotech to one with multiple programs in clinical trials.

During his tenure at Novartis AG, as SVP and Global Head of Development, Immunology and Dermatology, Dr. Hohneker played a critical role in the development and commercialization of many notable products including Cosentyx®, Ilaris®, Gleevec®, Zometa®, Tasigna®, and Afinitor®. Prior to joining Novartis, he held leadership positions at Glaxo Wellcome and its legacy company, Burroughs Wellcome.

“We are delighted to welcome John to the Board of Curis. He is an experienced oncologist and industry leader, and his contributions will be pivotal, as we look to accelerate our drug candidates on the path to potential approval and commercialization,” said James Dentzer, President and CEO.

“I am thrilled to join Curis at this very exciting time. I believe there is immense potential in CA-4948, a first-in-class small molecule IRAK4 inhibitor, as it has already demonstrated anti-tumor activity in AML, MDS, and non-Hodgkin’s lymphoma in clinical trials. I look forward to working with the leadership team to advance the programs, ultimately improving patients’ lives,” said Dr. Hohneker.

Dr. Hohneker received his bachelor’s degree in chemistry from Gettysburg College and his M.D. from Rutgers School of Biomedical and Health Sciences. He completed his internship and residency in internal medicine and his fellowship in medical oncology, all at the University of North Carolina at Chapel Hill.

He currently serves on the Boards of Evelo Biosciences, Humanigen, Inc., Aravive, Inc., Trishula Therapeutics, Inc., BioTheryX, Inc., and Cygnal Therapeutics, Inc.

About Curis, Inc.

Curis is a biotechnology company focused on the development of innovative therapeutics for the treatment of cancer. In 2015, Curis entered into a collaboration with Aurigene in the areas of immuno-oncology and precision oncology. As part of this collaboration, Curis has exclusive licenses to oral small molecule antagonists of immune checkpoints including the VISTA/PDL1 antagonist CA-170, and the TIM3/PDL1 antagonist CA-327, as well as the IRAK4 kinase inhibitor, CA-4948. CA-4948 is currently undergoing testing in a Phase 1/2 trial in patients with non-Hodgkin lymphoma both as a monotherapy and in combination with BTK inhibitor ibrutinib. Curis is also evaluating CA-4948 in a Phase 1/2 trial in patients with acute myeloid leukemia and myelodysplastic syndromes, for which it has received Orphan Drug Designation from the U.S. Food and Drug Administration. In addition, Curis is engaged in a collaboration with ImmuNext for development of CI-8993, a monoclonal anti-VISTA antibody, which is currently undergoing testing in a Phase 1 trial in patients with solid tumors. Curis is also party to a collaboration with Genentech, a member of the Roche Group, under which Genentech and Roche are commercializing Erivedge® for the treatment of advanced basal cell carcinoma. For more information, visit Curis’ website at www.curis.com.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, any statements with respect to Curis’s plans, strategies, objectives or advancement of its drug candidates; statements concerning product research, development, clinical trials and studies, potential approvals and commercialization plans, timelines, anticipated results or the therapeutic potential of drug candidates including any statements regarding the anti-tumor activity of CA-4948 in clinical trials; and statements of assumptions underlying any of the foregoing. Forward-looking statements may contain the words “believes,” “expects,” “anticipates,” “plans,” “intends,” “seeks,” “estimates,” “assumes,” “predicts,” “projects,” “targets,” “will,” “may,” “would,” “could,” “should,” “continue,” “potential,” “focus,” “strategy,” “mission,” or similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different from those indicated by such forward-looking statements. For example, Curis may experience adverse results, delays and/or failures in its drug development programs and may not be able to successfully advance the development of its drug candidates in the time frames it projects, if at all. Curis’s drug candidates may cause unexpected toxicities, fail to demonstrate sufficient safety and efficacy in clinical studies and/or may never achieve the requisite regulatory approvals needed for commercialization. Favorable results seen in preclinical studies and early clinical trials of Curis’s drug candidates may not be replicated in later trials. There can be no guarantee that the collaboration agreements with Aurigene and ImmuNext will continue for their full terms, or the CRADA with NCI, that Curis or its collaborators will each maintain the financial and other resources necessary to continue financing its portion of the research, development and commercialization costs, or that the parties will successfully discover, develop or commercialize drug candidates under the collaboration. Regulatory authorities may determine to delay or restrict Genentech’s and/or Roche’s ability to continue to develop or commercialize Erivedge in BCC. Erivedge may not demonstrate sufficient or any activity to merit its further development in disease indications other than BCC. Competing drugs may be developed that are superior to Erivedge. In connection with its agreement with Oberland Capital, Curis faces risks relating to the transfer and encumbrance of certain royalty and royalty-related payments on commercial sales of Erivedge, including the risk that, in the event of a default by Curis or its wholly-owned subsidiary, Curis could lose all retained rights to future royalty and royalty-related payments, Curis could be required to repurchase such future royalty and royalty-related payments at a price that is a multiple of the payments it has received, and its ability to enter into future arrangements may be inhibited, all of which could have a material adverse effect on its business, financial condition and stock price. Curis will require substantial additional capital to fund its business. If it is not able to obtain sufficient funding, it will be forced to delay, reduce in scope or eliminate some of its research and development programs, including related clinical trials and operating expenses, potentially delaying the time to market for, or preventing the marketing of, any of its product candidates, which could adversely affect its business prospects and its ability to continue operations, and would have a negative impact on its financial condition and its ability to pursue its business strategies. Curis faces substantial competition. Curis and its collaborators face the risk of potential adverse decisions made by the FDA and other regulatory authorities, investigational review boards, and publication review bodies. Curis may not obtain or maintain necessary patent protection and could become involved in expensive and time-consuming patent litigation and interference proceedings. Unstable market and economic conditions, natural disasters, public health crises, political crises and other events outside of Curis’s control could significantly disrupt its operations or the operations of third parties on which Curis depends, and could adversely impact Curis’s operating results and its ability to raise capital. For example, the COVID-19 pandemic may result in closures of third-party facilities, impact enrollment in clinical trials or impact sales of Erivedge by Genentech and/or Roche. The extent to which the COVID-19 pandemic may impact Curis’s business or operating results is uncertain. Other important factors that may cause or contribute to actual results being materially different from those indicated by forward-looking statements include the factors set forth under the captions “Risk Factor Summary” and “Risk Factors” in our most recent Form 10-K and Form 10-Q, and the factors that are discussed in other filings that we periodically make with the Securities and Exchange Commission (“SEC”). In addition, any forward-looking statements represent the views of Curis only as of today and should not be relied upon as representing Curis’s views as of any subsequent date. Curis disclaims any intention or obligation to update any of the forward-looking statements after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by law.

For further information:

Elif McDonald

VP, Investor Relations and Corporate Communications

Curis, Inc.

617-503-6583

emcdonald@curis.com

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